EXHIBIT 32.1 -- CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF PANGEA PETROLEUM CORPORATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND
SECTION 1350 OF 18 U.S.C. 63.

I, Charles B. Pollock, the Chief Executive Officer of Pangea Petroleum Corporation hereby certify that to my knowledge, Pangea Petroleum Corporation's annual report on Form 10-KSB for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the annual report on Form 10-KSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Pangea Petroleum Corporation.


Date: March 23, 2004                    /s/ Charles B.  Pollock
                                        ----------------------------------------
                                        Charles B.  Pollock,
                                        Chief Executive Officer
                                        Pangea Petroleum Corporation


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